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                                                                    Exhibit 23.1



CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our report included in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8 File Nos. 33-98786, 333-46863 and 333-46899.



                                                 ARTHUR ANDERSEN LLP


Boston, Massachusetts
March 28, 2000